PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMARTINDEX(TM) FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                   1

Disciplined Equity Value Fund                             5

Diversified Fund                                          8

Mid Cap Value Fund                                       13

Small Cap Growth Fund                                    17

SmartIndex(TM) Fund                                      21

U.S. Equity Fund                                         25

U.S. Small Company Fund                                  30

The Funds' Management and Administration                 35

How Your Account Works                                   37

  Buying Fund Shares                                     37

  Selling Fund Shares                                    37

  Exchanging Fund Shares                                 38

  Other Information Concerning the Funds                 38

  Distributions and Taxes                                39

Risk and Reward Elements                                 40

Financial Highlights                                     42

How To Reach Us                                  Back cover

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1998            32.35%
1999            18.32%
2000           -10.87%
2001           -11.71%

-----------------------------------
BEST QUARTER                 22.85%
-----------------------------------
                 4th quarter, 1998
-----------------------------------
WORST QUARTER               -15.96%
-----------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS(%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(2)



                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES     -11.71        10.25
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                      -11.96         9.19
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES               -7.13         8.04
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
 EXPENSES OR TAXES)                                    -11.88         9.53
--------------------------------------------------------------------------------
 LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                  -12.83         8.58
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/3/97 (commencement of operations) to 9/10/01.
(1) The Fund's fiscal year end is 12/31.
(2) Performance for the benchmarks is as of 1/31/97.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



 MANAGEMENT FEES                                                       0.35
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.10
 OTHER EXPENSES(1)                                                     0.19
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              0.64
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.19)
------------------------------------------------------------------------------
 NET EXPENSES(2)                                                       0.45
------------------------------------------------------------------------------


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     46         144         297         741
--------------------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
40-41.


THE FUND'S OBJECTIVE


The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period often -- as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.


The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund was launched on 9/28/01 and therefore has no reportable performance. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Institutional Class Shares, and for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                     0.35
 DISTRIBUTION (RULE 12b-1) FEES                      NONE
 SHAREHOLDER SERVICE FEES                            0.10
 OTHER EXPENSES(1)                                   0.44
------------------------------------------------------------
 TOTAL OPERATING EXPENSES                            0.89
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.44)
------------------------------------------------------------
 NET EXPENSES(2)                                     0.45
------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                                       1 YEAR      3 YEARS
-----------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                          46          144
-----------------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

The Fund may also invest up to 25% of its total assets in high yield, non-investment grade securities in the rating categories BB by S&P or the equivalent by another national rating organization, or if they are unrated are deemed by the adviser to be of comparable quality (junk bonds).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that are not in stocks or fixed-income securities in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, the S&P 500 Index and the Lipper Balanced Funds Index, widely recognized market benchmarks. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and MSCI EAFE (10%) indices.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994             0.93%
1995            26.84%
1996            13.68%
1997            18.89%
1998            18.60%
1999            14.23%
2000            -3.97%
2001            -5.54%

--------------------------------------
BEST QUARTER                   13.48%
--------------------------------------
                   4th quarter, 1998
--------------------------------------
WORST QUARTER                  -9.55%
--------------------------------------
                   3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*,(2)

                                       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN BEFORE TAXES                      -5.54         7.88          9.62
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS      -6.32         5.66          7.27
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES --
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES                  -3.38         5.54          6.90
--------------------------------------------------------------------------------
 FUND BENCHMARK (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)             -5.34         8.92         10.49
--------------------------------------------------------------------------------
 S&P 500 INDEX (REFLECTS NO DEDUCTION
 FOR FEES, EXPENSES OR TAXES)            -11.88        10.70         13.85
--------------------------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX (REFLECTS
 NO DEDUCTION FOR TAXES)                  -3.24         8.37          9.34
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 9/10/93 (commencement of operations) to 9/10/01.
(1) The Fund's fiscal year end is 12/31.
(2) Performance for the benchmarks is as of 9/30/93.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                         0.55
 DISTRIBUTION (RULE 12b-1) FEES                          NONE
 SHAREHOLDER SERVICE FEES                                0.10
 OTHER EXPENSES(1)                                       0.25
-----------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                0.90
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                (0.25)
-----------------------------------------------------------------
 NET EXPENSES(2)                                         0.65
-----------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)    66         208         421         1,035
--------------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998            19.77%
1999            13.87%
2000            35.28%
2001             9.91%

---------------------------------------
BEST QUARTER                     17.96%
---------------------------------------
                     4th quarter, 1998
---------------------------------------
WORST QUARTER                   -11.06%
---------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)

                                                     PAST 1 YEAR   LIFE OF FUND
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES   9.91          20.04
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS                                    7.92          16.18
-------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
 ON DISTRIBUTIONS AND SALE OF FUND SHARES            6.47          14.70
-------------------------------------------------------------------------------
 S&P MIDCAP 400/BARRA VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              7.14          11.42
-------------------------------------------------------------------------------
 RUSSELL MIDCAP(R) VALUE INDEX (REFLECTS NO
 DEDUCTION FOR FEES, EXPENSES OR TAXES)              2.33           7.22
-------------------------------------------------------------------------------
 LIPPER MID-CAP VALUE FUNDS INDEX (REFLECTS NO
 DEDUCTION FOR TAXES)                                6.73           6.88
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/13/97. Performance for the benchmarks is as of 11/30/97.
(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

 MANAGEMENT FEES                                                    0.70
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           NONE
 OTHER EXPENSES(1)                                                  2.60
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           3.30
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           (2.55)
-----------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.75
-----------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 0.75% through 4/30/03, and 1.75% through 4/30/12.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     77         453         855         1,979
--------------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
      - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
      - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming, the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; or the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998            14.86%
1999            46.54%
2000            -7.79%
2001           -10.90%

-----------------------------------
BEST QUARTER                 36.66%
-----------------------------------
                 4th quarter, 2001
-----------------------------------
WORST QUARTER               -34.17%
-----------------------------------
                 3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)

                                                      PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES     -10.90        8.70
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      -10.90        5.24
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES               -6.64        5.77
---------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                            2.49        4.46
---------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                           -9.23        0.50
---------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                  -12.97        6.27
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/14/97. Performance for the benchmarks is as of 11/30/97.
(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                         0.80
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                NONE
OTHER EXPENSES(1)                                                       5.86
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                6.66
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (5.81)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.85
-------------------------------------------------------------------------------

(1) "Other Expenses" are based on expenses incurred during the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% Of its average daily net assets until 4/30/03. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses of 0.85% through 4/30/03, and 1.85% through 4/30/12.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   87         484         907         2,087
----------------------------------------------------------------------------

     JPMORGAN SMARTINDEX(TM) FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of equity securities with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in equity securities which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500.

Within each sector, the Fund may moderately overweight equity securities that appear undervalued or fairly valued and underweight or not hold equity securities that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P 500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling equity securities that appear significantly overvalued.

By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities, it may also invest in high quality money market instruments and repurchase agreements.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1999             19.61%
2000            -11.01%
2001            -11.95%

-----------------------------------------
BEST QUARTER                   12.97%
-----------------------------------------
                   4th quarter, 1999
-----------------------------------------
WORST QUARTER                -15.21%
-----------------------------------------
                   3rd quarter, 2001

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001(1)

                                                     PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN BEFORE TAXES    -11.95        -2.20

---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                     -12.28        -2.57
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES              -7.28        -1.92
---------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                                   -11.88        -1.03
---------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (REFLECTS NO
DEDUCTION FOR TAXES)                                 -12.83        -1.23
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/31/98.

(2) The Fund's fiscal year end is 12/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                   0.25
DISTRIBUTION (RULE 12b-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.10
OTHER EXPENSES(1)                                                 0.21
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          0.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.21)
-------------------------------------------------------------------------
NET EXPENSES(2)                                                   0.35
-------------------------------------------------------------------------

(1) Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    36         113         247         638
----------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's share. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index and the Lipper Large-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992           8.73%
1993          11.06%
1994          -0.32%
1995          32.83%
1996          21.22%
1997          28.58%
1998          24.79%
1999          14.88%
2000          -6.37%
2001          -9.30%

-------------------------------------
BEST QUARTER                 21.46%
-------------------------------------
                 4th quarter, 1998
-------------------------------------
WORST QUARTER               -15.70%
-------------------------------------
                 3rd quarter, 2001

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class) from 9/17/93 to 9/10/01. Returns for the period 7/19/93 through 9/17/93 reflect the performance of the retail feeder (whose investment program was identical to that of the Institutional Class) and from 1/1/92 through 7/19/93, the performance of The Pierpont Equity Fund, the predecessor of the Fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                        PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.

INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                      -9.30        9.38         11.74
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS      -9.45        5.56          8.51
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                  -5.63        6.78          8.75
-------------------------------------------------------------------------------
S&P 500 INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)            -11.88       10.70         12.94
-------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)       -12.83        9.59         11.47
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                       0.40
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.10
OTHER EXPENSES(1)                                                     0.24
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              0.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.10)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.64
-------------------------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.64% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   65         205         380         889
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-41.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

The Fund may invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index, widely recognized market benchmarks.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1992       18.98%
1993        8.59%
1994       -5.81%
1995       31.88%
1996       20.84%
1997       22.70%
1998       -5.28%
1999       44.30%
2000       -9.59%
2001       -8.85%

------------------------------------
BEST QUARTER                34.75%
------------------------------------
                 4th quarter, 1999
------------------------------------
WORST QUARTER             -22.61%
------------------------------------
                 3rd quarter, 2001

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class) from 11/4/93 to 9/10/01. Returns for the period 7/19/93 through 11/4/93 reflect the performance of the retail feeder (whose investment program was identical to that of the Institutional Class) and from 1/1/92 to 7/19/93, the performance of the Pierpont Capital Appreciation Fund, the predecessor of the Fund.
(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2001*

                                        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                     -8.85         6.69         10.36
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS     -8.95         4.66          8.51
---------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                 -5.39         4.92          8.06
---------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)   2.49         7.52         11.51
---------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)        7.13        10.15         12.61
---------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                       0.60
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.10
OTHER EXPENSES(1)                                                     0.20
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.07)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.83
----------------------------------------------------------------------------

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% Of its average daily net assets until 4/30/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        85          265         477      1,087
-----------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                FISCAL
FUND                            YEAR END    %
-------------------------------------------------
DISCIPLINED EQUITY FUND         12/31/01   0.35
-------------------------------------------------
DISCIPLINED EQUITY VALUE FUND   12/31/01   0.05
-------------------------------------------------
DIVERSIFIED FUND                12/31/01   0.55
-------------------------------------------------
MID CAP VALUE FUND              12/31/01   0.00
-------------------------------------------------
SMALL CAP GROWTH FUND            2/31/01   0.00
-------------------------------------------------
SMART INDEX(TM) FUND            12/31/01   0.24
-------------------------------------------------
U.S. EQUITY FUND                12/31/01   0.40
-------------------------------------------------
U.S. SMALL COMPANY FUND         12/31/01   0.60
-------------------------------------------------

THE PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President of the adviser, Timothy J. Devlin, Vice President of the adviser, and Nanette Buziak, Vice President of the adviser. Mr. Gill has been at JPMIM since 1996. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

DISCIPLINED EQUITY VALUE FUND

The portfolio management team is led by Messrs. Devlin, Gill and Raffaele Zingone, Vice Presidents of the adviser. Mr. Zingone has been at JPMIM since 1991. Information on Messrs. Devlin and Gill is discussed earlier in this prospectus.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President of the adviser, who joined the team in December 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President of the adviser, who joined the team in June 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed-income and currency trader and as a portfolio manager in Milan.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the adviser since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.

SMARTINDEX(TM) FUND

The portfolio management team is led by Messrs. Devlin and Gill, and Ms. Buziak. Information on Messrs. Devlin, Gill and Ms. Buziak is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. James H. Russo, Vice President of the adviser and CFA, and Susan Bao, Vice President of the adviser and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Mr. Russo has been at JPMFAM (USA) or one of its affiliates since 1994. Ms. Bao has been at JPMFAM
(USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director of the adviser and Carolyn Jones, Vice President of the adviser. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

THE FUNDS' ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The administrator for the Mid Cap Value and Small Cap Growth Funds receives 0.10% as a percentage of each Fund's average daily net assets.

The Funds have agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund (except the Mid Cap Value and Small Cap Growth Funds) held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day that the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), and U.S. Equity Funds generally distribute any net investment income at least quarterly. The MidCap Value, Small Cap Growth and U.S. Small Company Funds generally distribute net investment income at least annually. Net capital gains, if any are distributed annually.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before       - The Funds can take advantage of         - The Funds segregate liquid assets to offset
  issue or for delayed delivery, it          attractive transaction opportunities      leverage risks
  could be exposed to leverage risk
  if it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's   - The Funds could realize gains in a      - The Funds generally avoid short-term trading,
  broker age and related costs               short period of time                      except to take advantage of attractive or
- Increased short-term capital gains       - The Funds could protect against losses    unexpected opportunities or to meet demands
  distributions could raise shareholders'    if a stock is overvalued and its value    generated by shareholder activity
  income tax liability                       later falls

DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with         - The Funds use derivatives for hedging and for
  swaps, and forward foreign currency        underlying positions can reduce or        risk management (i.e., to establish or
  contracts(1) that are used for hedging     eliminate losses at low cost              adjust exposure to particular securities,
  the portfolio or specific securities     - The Funds could make money and            markets or currencies); risk management may
  may not fully offset the underlying        protect against losses if                 include management of a Fund's exposure
  positions and this could result in         management's analysis proves correct      relative to its benchmark. Certain Funds may
  losses to a Fund that would not have     - Derivatives that involve leverage         also use derivatives to increase the Fund's
  otherwise occurred                         could generate substantial gains at       gain
- Derivatives used for risk management or    low cost                                - A Fund only establishes hedges that it
  to increase a Fund's gain may not have                                               expects will be highly correlated with
  the intended effects and may result in                                               underlying positions
  losses or missed opportunities                                                     - While the Funds may use derivatives that
- The counterparty to a derivatives                                                    incidentally involve leverage, they do not
  contract could default                                                               use them for the specific purpose of
- Derivatives that involve leverage could                                              leveraging their portfolio
  magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns
- Derivitives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund, affect
  the holding period of a Fund's assets,
  and defer recognition of certain of a
  Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security, there is   - The Funds may enhance income through    - Each adviser maintains a list of approved
  a risk that the loaned securities may      the investment of the collateral          borrowers
  not be returned if the borrower or the     received from the borrower              - The Funds receive collateral equal to at
  lending agent defaults                                                               least 100% of the  current value of the
- The collateral will be subject to the                                                securities loaned plus accrued interest
  risks of the securities in which it is                                             - The lending agents indemnify the Funds
  invested                                                                             against borrower default
                                                                                     - Each adviser's collateral investment
                                                                                       guidelines limit the quality and duration of
                                                                                       collateral investment to minimize losses
                                                                                     - Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period

MARKET CONDITIONS
- Each Fund's share price and performance  - Stocks have generally outperformed      - Under normal circumstances each Fund plans to
  will fluctuate in response to stock        more stable investments (such as bonds    remain fully invested in accordance with its
  and/or bond market movements               and cash equivalents) over the long       policies. Equity investments may include
- Adverse market conditions may from time    term                                      common stocks, convertible securities,
  to time cause a Fund to take temporary   - With respect to the Diversified Fund,     preferred stocks, depositary receipts (such
  defensive positions that are               a diversified, balanced portfolio         as ADRs and EDRs), trust or partnership
  inconsistent with its principal            should mitigate the effects of wide       interests, warrants, rights and investment
  investment strategies and may hinder       market fluctuations, especially when      company securities
  the Fund from achieving its investment     stock and bond prices move in           - Each Fund seeks to limit risk and enhance
  objective                                  different directions                      performance through active management and/or
                                                                                       diversification
                                                                                     - During severe market downturns, each Fund has
                                                                                       the option of investing up to 100% of assets
                                                                                       in high quality short-term investments

MANAGEMENT CHOICES
- A Fund could underperform its benchmark  - A Fund could outperform its benchmark   - The advisers focus their active management
  due to its securities and asset            due to these same choices                 on securities selection, the area where they
  allocation choices                                                                   believe their commitment to research can most
                                                                                       enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could   - Favorable exchange rate movements could - Each Fund anticipates that its total foreign
  reduce gains or create losses              generate gains or reduce losses           investments will not exceed 20% of total
- A Fund could lose money because of       - Foreign investments, which represent a    assets (10% for Small Cap Growth Fund and 30%
  foreign government actions, political      major portion of the world's              for Diversified Fund)
  instability or lack of adequate and        securities, offer attractive potential  - The Funds actively manage the currency
  accurate information                       performance and opportunities for         exposure of their foreign investments
- Currency and investment risks tend to      diversification                           relative to their benchmarks, and may hedge
  be higher in emerging markets; these     - Emerging markets can offer higher         back into the U.S. dollar from time to time
  markets also present higher liquidity      returns                                   (see also "Derivatives"); these currency
  and valuation risks                                                                  management techniques may not be available
                                                                                       for certain emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty valuing  - These holdings may offer more           - No Fund may invest more than 15% of net
  these holdings precisely                   attractive yields or potential growth     assets in illiquid holdings
- Each Fund could be unable to sell these    than comparable widely traded           - To maintain adequate liquidity to meet
  holdings at the time or price it           securities                                redemptions, each Fund may hold high quality
  desires                                                                              short-term securities (including repurchase
                                                                                       agreements and reverse repurchase agreements)
                                                                                       and, for temporary or extraordinary purposes,
                                                                                       may borrow from banks up to 33 1/3% of the
                                                                                       value of its total assets or draw on a line
                                                                                       of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal periods, or the life of the Fund, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN DISCIPLINED EQUITY FUND^

                                                                            6/01/01     YEAR     YEAR     YEAR     YEAR 1/3/97**
                                                                            THROUGH    ENDED    ENDED    ENDED    ENDED  THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  5/31/01  5/31/00  5/31/99  5/31/98  5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $15.65   $17.54   $17.57   $14.96   $11.47   $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.07@    0.14     0.17     0.17     0.12     0.04
      Net gains or losses in securities (both realized and unrealized)        (1.44)   (1.89)    0.81     3.18     3.62     1.43
                                                                              ------   ------    ----     ----     ----     -----
      Total from investment operations                                        (1.37)   (1.75)    0.98     3.35     3.74     1.47
   Distributions to shareholders from:
      Dividends from net investment income                                     0.09     0.14     0.18     0.15     0.12       --
      Distributions from capital gains                                           --       --     0.83     0.59     0.13       --

      Total dividends and distributions                                        0.09     0.14     1.01     0.74     0.25       --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $14.19   $15.65   $17.54   $17.57   $14.96   $11.47
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  (8.73%)  (9.99%)   5.54%   23.07%   32.98%   14.70%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $1,162   $1,210   $1,476   $1,008   $  296   $   50
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.45%    0.45%    0.45%    0.45%    0.45%    0.45%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.86%    0.85%    1.04%    1.14%    1.27%    1.58%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.60%    0.55%    0.55%    0.60%    0.72%    1.34%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits  0.71%    0.75%    0.94%    0.99%    1.00%    0.69%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                        33%      72%      56%      51%      61%      20%
---------------------------------------------------------------------------------------------------------------------------------

 ^ Formerly J.P. Morgan Institutional Disciplined Equity Fund. The Fund changed its fiscal year from May 31 to December 31.
** Commencement of operations.
 @ Calculated based upon average shares outstanding.
 # Short periods have been annualized.
 - Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

DISCIPLINED EQUITY VALUE FUND

                                                                                    9/28/01*
                                                                                     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                    12/31/01
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $15.00
---------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                             0.06@
      Net gains or losses in securities (both realized and unrealized)                  1.08
                                                                                      -------
      Total from investment operations                                                  1.14
   Distributions to shareholders from:
      Dividends from net investment income                                              0.02
      Distributions from capital gains                                                    --
                                                                                      -------
      Total dividends and distributions                                                 0.02
---------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $16.12
---------------------------------------------------------------------------------------------

TOTAL RETURN                                                                            7.61%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                  $   27
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------
   Net expenses                                                                         0.44%
---------------------------------------------------------------------------------------------
   Net investment income                                                                1.50%
---------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits                        0.99%
---------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits           0.95%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   22%
---------------------------------------------------------------------------------------------

  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN DIVERSIFIED FUND^

                                                                             7/1/01     YEAR     YEAR     YEAR     YEAR      YEAR
                                                                            THROUGH    ENDED    ENDED    ENDED    ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  6/30/01  6/30/00  6/30/99  6/30/98   6/30/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.20   $14.93   $14.69   $14.18   $13.39   $12.02
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.14@    0.39     0.38     0.38     0.39     0.37
      Net gains or losses in securities (both realized and unrealized)        (0.50)   (1.38)    0.61     1.44     1.89     1.96
                                                                             ------   ------   ------   ------   ------   ------
      Total from investment operations                                        (0.36)   (0.99)    0.99     1.82     2.28     2.33
   Distributions to shareholders from:
      Dividends from net investment income                                     0.19     0.38     0.27     0.39     0.59     0.36
      Distributions from capital gains                                           --     0.36     0.48     0.92     0.90     0.60
                                                                             ------   ------   ------   ------   ------   ------
      Total dividends and distributions                                        0.19     0.74     0.75     1.31     1.49     0.96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $12.65   $13.20   $14.93   $14.69   $14.18   $13.39
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  (2.71%)  (6.69%)   6.88%   13.77%   18.42%   20.72%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $  505   $  582   $  622   $  609   $  332     $237
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.65%    0.65%    0.65%    0.65%    0.65%    0.65%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       2.21%    2.75%    2.48%    2.55%    3.12%    3.34%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               0.87%    0.83%    0.80%    0.84%    0.88%    0.98%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                   1.99%    2.57%    2.33%    2.36%    2.89%    3.01%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       107%     185%     217%     144%      82%     100%
---------------------------------------------------------------------------------------------------------------------------------

  ^ Formerly J.P. Morgan Institutional Diversified Fund. The Fund changed its fiscal year end from June 30 to December 31.
  - Prior to September 10, 2001, DF invested all of its investible assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.

JPMORGAN MID CAP VALUE FUND^^

                                                                            10/1/01     YEAR     YEAR     YEAR  11/13/97*
                                                                            THROUGH    ENDED    ENDED    ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01  9/30/01  9/30/00  9/30/99    9/30/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $13.47   $13.06   $13.56   $10.62     $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.03@    0.15     0.11     0.02       0.11
      Net gains or losses in securities (both realized and unrealized)         1.48     1.28     2.59     3.20       0.54
                                                                             ------   ------   ------   ------     ------
      Total from investment operations                                         1.51     1.43     2.70     3.22       0.65
   Distributions to shareholders from:
      Dividends from net investment income                                     0.09     0.15     0.09     0.10       0.03
      Distributions from capital gains                                         0.75     0.87     3.11     0.18         --
                                                                             ------   ------   ------   ------     ------
      Total dividends and distributions                                        0.84     1.02     3.20     0.28       0.03
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $14.14   $13.47   $13.06   $13.56     $10.62
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  11.30%   11.19%   23.76%   30.41%      6.50%+
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $    4   $    4   $    5   $    4     $    3
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                                0.75%    0.75%    0.97%    1.25%      1.25%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.94%    1.07%    0.84%    0.06%      0.73%
--------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements, and earnings credits              3.30%    3.25%    4.24%    5.11%      7.72%
--------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements, and earnings
     credits                                                                  (1.61%)  (1.43%)  (2.43%)  (3.80%)    (5.74%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          15%      98%      99%     109%        73%
--------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based on average shares outstanding.
  + Not annualized.
  # Short periods have been annualized.
 ^^ The Fund changed its fiscal year end from September 30 to December 31.

JPMORGAN SMALL CAP GROWTH FUND^^

                                                                            10/1/01      YEAR      YEAR      YEAR   11/14/97*
                                                                            THROUGH     ENDED     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                                           12/31/01   9/30/01   9/30/00   9/30/99     9/30/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  6.83   $ 15.12   $ 13.45   $  9.47   $   10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income (loss)                                               --     (0.07)    (0.08)     0.08        0.08
      Net gains or losses in securities (both realized and unrealized)         2.49     (6.07)     4.34      4.28       (0.59)
                                                                            -------   -------   -------   -------   ---------
      Total from investment operations                                         2.49     (6.14)     4.26      4.36       (0.51)
   Distributions to shareholders from:
      Dividends from net investment income                                       --        --      0.04      0.09        0.02
      Distributions from net realized gain                                       --      2.15      2.55      0.29          --
                                                                            -------   -------   -------   -------   ---------
      Total dividends and distributions                                          --      2.15      2.59      0.38        0.02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  9.32   $  6.83   $ 15.12   $ 13.45   $    9.47
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                  36.46%   (45.44%)   36.33%    46.61%      (5.15%)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                        $     2   $     2   $     4   $     2   $       1
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.85%     0.85%     1.05%     1.35%       1.35%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      (0.62%)   (0.53%)   (0.61%)   (0.68%)     (0.30%)
------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits               6.66%     5.82%     5.47%    10.19%      13.84%
------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  (6.43%)   (5.50%)   (5.03%)   (9.52%)    (12.79%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          25%       71%       88%       71%         35%
------------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
 # Short periods have been annualized.
^^ The Fund changed its fiscal year end from September 30 to December 31.

JPMORGAN SMARTINDEX(TM) FUND^

                                                                             6/1/01      YEAR      YEAR   12/31/98*
                                                                            THROUGH     ENDED     ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE                                            12/31/01   5/31/01   5/31/00     5/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $  15.02   $ 17.07   $ 16.06   $   15.00
--------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                    0.08      0.16      0.14        0.07
      Net gains or losses in securities (both realized and unrealized)        (1.35)    (2.06)     1.02        1.02
                                                                           --------  --------   -------   ---------
      Total from investment operations                                        (1.27)    (1.90)     1.16        1.09
   Distributions to shareholders from:
      Dividends from net investment income                                     0.12      0.15      0.14        0.03
      Distributions from capital gains                                           --        --      0.01          --
                                                                           --------  --------   -------   ---------
      Total dividends and distributions                                        0.12      0.15      0.15        0.03
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  13.63   $ 15.02   $ 17.07   $   16.06
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  (8.44%)  (11.21%)    7.25%       7.27%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                       $    480   $   483   $   401   $      5
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
   Net expenses                                                                0.35%     0.35%     0.35%       0.35%
--------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.98%     1.00%     1.26%       1.13%
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements                                 0.52%     0.49%     0.58%       5.44%
--------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and reimbursements                    0.81%     0.86%     1.03%      (3.96%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          21%       67%       45%         19%
--------------------------------------------------------------------------------------------------------------------

  ^ Formerly J.P. Morgan SmartIndex(TM) Fund. The fund changed its fiscal year end from May 31 to December 31.
  * Commencement of operations.
  # Short periods have been annualized.

JPMORGAN U.S. EQUITY FUND^

                                                                            6/1/01      YEAR      YEAR      YEAR      YEAR     YEAR
                                                                           THROUGH     ENDED     ENDED     ENDED     ENDED    ENDED
PER SHARE OPERATING PERFORMANCE:                                          12/31/01   5/31/01   5/31/00   5/31/99   5/31/98  5/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  11.12   $ 12.79   $ 15.08   $ 16.73   $ 15.66   $14.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                   0.03@     0.08      0.11      0.16      0.15     0.17
      Net gains or losses in securities (both realized and unrealized)       (0.66)    (0.96)     0.26      2.39      3.81     3.02
                                                                          --------   -------   -------   -------   -------    -----
      Total from investment operations                                       (0.63)    (0.88)     0.37      2.55      3.96     3.19
   Distributions to shareholders from:
      Dividends from net investment income                                    0.03      0.08      0.11      0.17      0.18     0.25
      Distributions from capital gains                                        0.02      0.71      2.55      4.03      2.71     1.28
                                                                          --------   -------   -------   -------   -------    -----
      Total dividends and distributions                                       0.05      0.79      2.66      4.20      2.89     1.53
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  10.44   $ 11.12   $ 12.79   $ 15.08   $ 16.73   $15.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                 (5.63%)   (6.99%)    2.45%    18.66%    28.53%   25.21%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $     90   $   151   $   241   $   278   $   379   $  330
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.65%     0.62%     0.60%     0.60%     0.60%    0.60%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      0.55%     0.57%     0.76%     0.89%     0.89%    1.33%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits              0.70%     0.64%     0.63%     0.63%     0.63%    0.65%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  0.50%     0.55%     0.73%     0.86%     0.86%    1.28%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       48%       81%       89%       84%      106%      99%
------------------------------------------------------------------------------------------------------------------------------------

  ^ Formerly J.P. Morgan Institutional U.S. Equity Fund. The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.
  - Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND^

                                                                            6/1/01      YEAR      YEAR      YEAR      YEAR      YEAR
                                                                           THROUGH     ENDED     ENDED     ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                          12/31/01   5/31/01   5/31/00   5/31/99   5/31/98   5/31/97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $  13.34   $ 15.11   $ 11.98   $ 15.30   $ 14.09   $13.97
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                   0.05      0.08      0.04      0.08      0.09     0.10
      Net gains or losses in securities (both realized and unrealized)       (0.78)     0.03      3.10     (1.83)     3.04     1.07
                                                                          --------   -------   -------   -------   -------   ------
      Total from investment operations                                       (0.73)     0.11      3.14     (1.75)     3.13     1.17
   Distributions to shareholders from:
      Dividends from net investment income                                    0.04      0.09      0.01      0.08      0.08     0.13
      Distributions from capital gains                                          --      1.79        --      1.49      1.84     0.92
                                                                          --------   -------   -------   -------   -------   ------
      Total dividends and distributions                                       0.04      1.88      0.01      1.57      1.92     1.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  12.57   $ 13.34   $ 15.11   $ 11.98   $ 15.30   $14.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                 (5.50%)    0.94%    26.23%   (10.79%)   23.55%    9.44%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                      $    269   $   410   $   358   $   345   $   420   $  402
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                               0.82%     0.82%     0.80%     0.80%     0.80%    0.80%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                      0.57%     0.54%     0.26%     0.55%     0.55%    0.81%
------------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits              0.86%     0.82%     0.82%     0.85%     0.85%    0.85%
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings
     credits                                                                  0.53%     0.54%     0.24%     0.50%     0.50%    0.76%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate -                                                       48%      110%      104%      104%       96%      98%
------------------------------------------------------------------------------------------------------------------------------------

  ^ Formerly J.P. Morgan Institutional U.S. Small Company Fund. The Fund changed its fiscal year end from May 31 to December 31.
  # Short periods have been annualized.
  - Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP").
    The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND
DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

             The Investment Company Act File Nos. for each Fund are:
                 JPMorgan Disciplined Equity Fund        811-7342
                 JPMorgan Disciplined Equity Value Fund  811-7795
                 JPMorgan Diversified Fund               811-7342
                 JPMorgan Mid Cap Value Fund             811-8189
                 JPMorgan Small Cap Growth Fund          811-8189
                 JPMorgan SmartIndex(TM) Fund            811-7795
                 JPMorgan U.S. Equity Fund               811-7342
                 JPMorgan U.S. Small Company Fund        811-7342

            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                      PR-EQI-502

PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS

CLASS A, CLASS B, AND CLASS C SHARES

DISCIPLINED EQUITY VALUE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Disciplined Equity Value Fund                             1
The Fund's Management and Administration                  5
How Your Account Works                                    6
  Know Which Classes to Buy                               6
  About Sales Charges                                     6
  Buying Fund Shares                                      8
  Selling Fund Shares                                     9
  Exchanging Fund Shares                                 10
  Other Information Concerning the Fund                  10
  Distributions and Taxes                                11
Shareholder Services                                     12
Risk and Reward Elements                                 13
How To Reach Us                                  Back cover

JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 13 -
14.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  impact on the overall risk of the portfolio relative to the benchmark

-  temporary mispricings caused by market overreactions

   INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund was launched on 9/28/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Class A, B and C Shares, and, for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*            5.75%            NONE             NONE
----------------------------------------------------------------------------------------
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                    NONE             5.00%            1.00%
----------------------------------------------------------------------------------------

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                            CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
 MANAGEMENT FEES                            0.35             0.35              0.35
 DISTRIBUTION (RULE 12b-1) FEES             0.25             0.75              0.75
 SHAREHOLDER SERVICE FEES                   0.25             0.25              0.25
 OTHER EXPENSES(1)                          0.69             0.69              0.69
---------------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                   1.54             2.04              2.04
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.59)           (0.59)            (0.59)
---------------------------------------------------------------------------------------------
 NET EXPENSES(2)                            0.95             1.45              1.45
---------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR ENDING 12/31.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS UNTIL 4/30/03. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/03, and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                       1 YEAR      3 YEARS
--------------------------------------------------------------------------
CLASS A SHARES* ($)                                    666         979
--------------------------------------------------------------------------
CLASS B SHARES** ($)                                   648         883
--------------------------------------------------------------------------
CLASS C SHARES** ($)                                   248         583
--------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                       1 YEAR      3 YEARS
--------------------------------------------------------------------------
CLASS B SHARES ($)                                     148         583
--------------------------------------------------------------------------
CLASS C SHARES ($)                                     148         583
--------------------------------------------------------------------------

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
SOLD.

THE FUND'S MANAGEMENT AND ADMINISTRATION
The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid a management fee (net of waivers) of 0.05% of average daily net assets.

THE PORTFOLIO MANAGERS
The portfolio management team is led by Timothy J. Devlin, Vice President of the adviser, Joseph Gill, Vice President of the adviser, and Raffaele Zingone, Vice President of the adviser. Mr. Devlin has been at JPMIM since 1996. Mr. Gill has been at JPMIM since 1996. Mr. Zingone has been at JPMIM since 1991. Previously Mr. Zingone served as a U.S. equity portfolio manager in London and New York.

THE FUND'S ADMINISTRATOR
JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B or C Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                            AS % OF THE      AS %
                                            OFFERING         OF NET
AMOUNT OF                                   PRICE            AMOUNT
INVESTMENT                                  PER SHARE        INVESTED
LESS THAN $100,000                          5.75             6.10
----------------------------------------------------------------------
$100,000 BUT UNDER $250,000                 3.75             3.90
----------------------------------------------------------------------
$250,000 BUT UNDER $500,000                 2.50             2.56
----------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION               2.00             2.04
----------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR                DEFERRED SALES CHARGE
-----------------------------------------
1                      5%
-----------------------------------------
2                      4%
-----------------------------------------
3                      3%
-----------------------------------------
4                      3%
-----------------------------------------
5                      2%
-----------------------------------------
6                      1%
-----------------------------------------
7                   NONE
-----------------------------------------
8                   NONE
-----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares or Class C Shares will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                    INITIAL          ADDITIONAL
ACCOUNT                    INVESTMENT       INVESTMENTS
-------------------------------------------------------
REGULAR ACCOUNT            $2,500           $100
-------------------------------------------------------
SYSTEMATIC INVESTMENT
PLAN(1)                    $1,000           $100
-------------------------------------------------------
IRAS                       $1,000           $100
-------------------------------------------------------
SEP-IRAS                   $1,000           $100
-------------------------------------------------------
EDUCATION IRAS             $  500           $100
-------------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell your shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to exchange your shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus before making an exchange. You will need to meet the applicable minimum investment requirement.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------- -------------------------------------- -------------------------------------------------
WHEN ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before      - The Fund can take advantage of       - The Fund segregates liquid assets to offset
  issue or for delayed delivery, it could     attractive transaction opportunities   leverage risks
  be exposed to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the Fund's  - The Fund could protect against       - The Fund generally avoids short-term trading,
  brokerage and related costs                 losses if a stock is overvalued        except to take advantage of attractive
- Increased short-term capital gains          and its value later falls              or unexpected opportunities or to meet demands
  distributions could raise shareholders'                                            generated by shareholder activity
  income tax liability                                                             - The Fund's portfolio turnover rate for
                                                                                     the period 9/28/01 (commencement of
                                                                                     operations) through 12/31/01 was 22%.

DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with      - The Fund uses derivatives for hedging and
  swaps, and forward foreign currency         underlying positions can reduce or     for risk management (i.e., to establish or
  contracts(1) that are used for hedging the  eliminate losses at low cost           adjust exposure to particular securities,
  portfolio or specific securities may not  - The Fund could make money and          markets or currencies); risk management may
  fully offset the underlying positions       protect against losses if              include management of the Fund's exposure
  and this could result in losses to the      management's analysis proves           relative to its benchmark.
  Fund that would not have otherwise          correct                              - The Fund only establishes hedges that it
  occurred                                  - Derivatives that involve leverage      expects will be highly correlated with
- Derivatives used for risk management or     could generate substantial gains       underlying positions
  to increase the Fund's gain may not have    at low cost                          - While the Fund may use derivatives that
  the intended effects and may result in                                             incidentally involve leverage, it does not
  losses or missed opportunities                                                     use them for the specific purpose of leveraging
- The counterparty to a derivatives                                                  its portfolio
  contract could default
- Derivatives that involve leverage could
  magnify losses
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized
  by the Fund, accelerate recognition of
  income to the Fund, affect the holding
  period of the Fund's assets, and defer
  recognition of certain of the Fund's
  losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------- -------------------------------------- -------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is  - The Fund may enhance income through  - The adviser maintains a list of approved
  a risk that the loaned securities may       the investment of the collateral       borrowers
  not be returned if the borrower or the      received from the borrower           - The Fund receives collateral equal to at least
  lending agent defaults                                                             100% of the current value of the securities
- The collateral will be subject to the                                              loaned plus accrued interest
  risks of the securities in which it is                                           - The lending agents indemnify the Fund against
  invested                                                                           borrower default
                                                                                   - The adviser's collateral investment guidelines
                                                                                     limit the quality and duration of collateral
                                                                                     investment to minimize losses
                                                                                   - Upon recall, the borrower must return the
                                                                                     securities loaned within the normal settlement
                                                                                     period

MARKET CONDITIONS
- The Fund's share price and performance    -  Stocks have generally outperformed  - Under normal circumstances the Fund plans to
  will fluctuate in response to stock          more stable investments (such as      remain fully invested in accordance with its
  and/or bond market movements                 bonds and cash equivalents) over      policies. Equity investments may include
- Adverse market conditions may from time      the long term                         depositary receipts (such as ADRs and EDRs),
  to time cause the Fund to take temporary                                           common stocks, convertible securities,
  defensive positions that are inconsistent                                          preferred stocks, trust or partnership
  with its principal investment strategies                                           interests, warrants, rights and investment
  and may hinder the Fund from achieving                                             company securities
  its investment objective                                                         - The Fund seeks to limit risk and enhance
                                                                                     performance through active management and
                                                                                     diversification
                                                                                   - During severe market downturns, the Fund has
                                                                                     the option of investing up to 100% of assets
                                                                                     in short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its benchmark - The Fund could outperform its        - The adviser focuses its active management on
  due to its securities and asset             benchmark due to these same choices    securities selection, the area where it
  allocation choices                                                                 believes its commitment to research can most
                                                                                     enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could    - Favorable exchange rate movements    - The Fund anticipates that total foreign
  reduce gains or create losses               could generate gains or reduce         investments will not exceed 20% of total assets
- The Fund could lose money because of        losses                               - The Fund actively manages the currency exposure
  foreign government actions, political     - Foreign investments, which             of its foreign investments relative to its
  instability, or lack of adequate and        represent a  major portion of the      benchmarks, and may hedge back into the
  accurate information                        world's securities, offer attractive   U.S. dollar from time to time (see also
- Currency and investment risks tend to be    potential performance and              "Derivatives"); these currency management
  higher in emerging markets; these markets   opportunities for diversification      techniques may not be available for certain
  also present higher liquidity and         - Emerging markets can offer higher      emerging markets investments
  valuation risks                             returns

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing    - These holdings may offer more        - The Fund may not invest more than 15% of net
  these holdings precisely                    attractive yields or potential         assets in illiquid holdings
- The Fund could be unable to sell these      growth than comparable widely        - To maintain adequate liquidity to meet
  holdings at the time or price it desires    traded securities                      redemptions, the Fund may hold high quality
                                                                                     short-term securities (including repurchase
                                                                                     agreements and reverse repurchase agreements)
                                                                                     and, for temporary or extraordinary purposes,
                                                                                     may borrow from banks up to 33 1/3% of the
                                                                                     value of its total assets or draw on a line of
                                                                                     credit

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND
DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

            THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

         The Investment Company Act File No. for the Fund is 811-07795.
            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                   PR-DEVABC-502

PROSPECTUS MAY 1, 2002

JPMORGAN U.S. EQUITY FUNDS

SELECT SHARES

DISCIPLINED EQUITY VALUE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Disciplined Equity Value Fund                       1
The Fund's Management and Administration            5
How Your Account Works                              6
  Buying Fund Shares                                6
  Selling Fund Shares                               7
  Exchanging Fund Shares                            7
  Other Information Concerning the Fund             8
  Distributions and Taxes                           8
Risk and Reward Elements                           10
How To Reach Us                             Back cover

JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 10-11.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND's SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund was launched on 9/28/01 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund's Select Class Shares, and, for comparison purposes, the performance of an appropriate broad-based index will also be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                                0.35
 DISTRIBUTION (RULE 12b-1) FEES                                                 NONE
 SHAREHOLDER SERVICE FEES                                                       0.25
 OTHER EXPENSES(1)                                                              0.59
-------------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                                       1.19
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                        0.59
-------------------------------------------------------------------------------------
 NET EXPENSES(2)                                                                0.60
-------------------------------------------------------------------------------------

(1)"OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR ENDING 12/31.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/05. IN ADDITION, THE FUND's SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/05, and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                                       1 YR.       3 YRS.
-------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                          61          192
-------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid a management fee (net of waivers) of 0.05% of average daily net assets.

THE PORTFOLIO MANAGERS
The portfolio management team is led by Timothy J. Devlin, Vice President of the adviser, Joseph Gill, Vice President of the adviser, and Raffaele Zingone, Vice President of the adviser. Mr. Devlin has been at JPMIM since 1996. Mr. Gill has been at JPMIM since 1996. Mr. Zingone has been at JPMIM since 1991. Previously, Mr. Zingone served as a U.S. Equity portfolio manager in London and New York.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of the shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to buy shares of the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase shares by check, you may sell these shares as described below; however, proceeds from that sale will not be made available to you until 15 calendar days after such purchase check was received by the JPMorgan Funds Service Center. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE. We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. If, however, you purchased your shares by check, and you wish to sell these shares, your purchase check will be deemed to take 15 calendar days in which to clear after which time the proceeds will be made available to you. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to sell your shares of the Fund. They will send the necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan

Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

YOU MAY WRITE TO:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

  POTENTIAL RISKS                             POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
--------------------------------------------  --------------------------------------------  ---------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before        - The Fund can take advantage of attractive   - The Fund segregates liquid assets
  issue or for delayed delivery, it could       transaction opportunities                     to offset leverage risks
  be exposed to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the Fund's    - The Fund could realize gains in a short     - The Fund generally avoids short-term
  brokerage and related costs                   period of time                                trading, except to take advantage of
- Increased short-term capital gains          - The Fund could protect against losses         attractive or unexpected opportunities
  distributions could raise shareholders'       if a stock is overvalued and its value        or to meet demands generated by
  income tax liability                          later falls                                   shareholder activity
                                                                                            - The Fund's portfolio turnover rate
                                                                                              for the period 9/28/01 (commencement
                                                                                              of operations) through 12/31/01 was
                                                                                              22%

DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with underlying  - The Fund uses derivatives for
  swaps, and forward foreign currency           positions can reduce or eliminate losses      hedging and for risk management (i.e.,
  contracts(1) that are used for hedging        at low cost                                   to establish or adjust exposure to
  the portfolio or specific securities        - The Fund could make money and protect         particular securities, markets or
  may not fully offset the underlying           against losses if management's analysis       currencies); risk management may
  positions and this could result in            proves correct                                include management of the Fund's
  losses to the Fund that would not have      - Derivatives that involve leverage could       exposure relative to its benchmark
  otherwise occurred                            generate substantial gains at low cost      - The Fund only establishes hedges
- Derivatives used for risk management or to                                                  that it expects will be highly
  increase the Fund's gain may not have the                                                   correlated with underlying positions
  intended effects and may result in losses                                                 - While the Fund may use derivatives
  or missed opportunities                                                                     that incidentally involve leverage,
- The counterparty to a derivatives contract                                                  it does not use them for the
  could default                                                                               specific purpose of leveraging
- Derivatives that involve leverage could                                                     its portfolio
  magnify losses
- Certain types of derivatives involve costs
  to the Fund which can reduce returns
- Derivatives may, for tax purposes, affect
  the character of gain and loss realized by
  the Fund, accelerate recognition of income
  to the Fund, affect the holding period of
  the Fund's assets, and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

  POTENTIAL RISKS                             POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
--------------------------------------------  --------------------------------------------  ----------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there       - The Fund may enhance income through the       - The adviser maintains a list of
  is a risk that the loaned securities          investment of the collateral received           approved borrowers
  may not be returned if the borrower           from the borrower                             - The Fund receives collateral equal
  or the lending agent defaults                                                                 to at least 100% of the current
- The collateral will be subject to the                                                         value of the securities loaned
  risks of the securities in which it                                                           plus accrued interest
  is invested                                                                                 - The lending agents indemnify the
                                                                                                Fund  against borrower default
                                                                                              - The adviser's collateral
                                                                                                investment guidelines limit the
                                                                                                quality and duration of
                                                                                                collateral investment to
                                                                                                minimize losses
                                                                                              - Upon recall, the borrower must
                                                                                                return the securities loaned
                                                                                                within the normal settlement
                                                                                                period

MARKET CONDITIONS
- The Fund's share price and performance      - Stocks have generally outperformed more       - Under normal circumstances the
  will fluctuate in response to stock           stable investments (such as bonds               Fund plans to remain fully
  and/or bond market movements                  and cash equivalents) over the long term        invested in accordance with its
- Adverse market conditions may from time                                                       policies. Equity investments may
  to time cause the Fund to take temporary                                                      include depositary receipts
  defensive positions that are inconsistent                                                     (such as ADRs and EDRs), common
  with its principal investment strategies                                                      stocks, convertible securities,
  and may hinder the Fund from achieving                                                        preferred stocks, trust or
  its investment objective                                                                      partnership interests, warrants,
                                                                                                rights and investment company
                                                                                                securities
                                                                                              - The Fund seeks to limit risk and
                                                                                                enhance performance through
                                                                                                active management and/or
                                                                                                diversification
                                                                                              - During severe market downturns,
                                                                                                the Fund has the option of
                                                                                                investing up to 100% of assets
                                                                                                in high quality short-term
                                                                                                instruments

MANAGEMENT CHOICES
- The Fund could underperform its benchmark   - The Fund could outperform its benchmark       - The adviser focuses its active
  due to its securities and asset allocation    due to these same choices                       management on securities
  choices                                                                                       selection, the area where it
                                                                                                believes its commitment to research
                                                                                                can most enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could      - Favorable exchange rate movements could       - The Fund anticipates that total
  reduce gains or create losses                 generate gains or reduce losses                 foreign investments will not
- The Fund could lose money because of        - Foreign investments, which represent a          exceed 20% of total assets
  foreign government actions, political         major portion of the world's                  - The Fund actively manages the
  instability or lack of adequate and           securities, offer attractive potential          currency exposure of its foreign
  accurate information                          performance and opportunities for               investments relative to its
- Currency and investment risks tend to be      diversification                                 benchmarks, and may hedge back into
  higher in emerging markets; these markets   - Emerging markets can offer higher returns       the U.S. dollar from time to time
  also present higher liquidity and valuation                                                   (see also "Derivatives"); these
  risks                                                                                         currency management techniques
                                                                                                may not be available for certain
                                                                                                emerging markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing      - These holdings may offer more attractive      - The Fund may not invest more than
  these holdings precisely                      yields or potential growth than                 15% of net assets in illiquid
- The Fund could be unable to sell these        comparable widely traded securities             holdings
  holdings at the time or price it desires                                                    - To maintain adequate liquidity to
                                                                                                meet redemptions, the Fund may hold
                                                                                                high quality short-term securities
                                                                                                (including repurchase agreements and
                                                                                                reverse repurchase agreements) and,
                                                                                                for temporary or extraordinary
                                                                                                purposes, may borrow from banks up
                                                                                                to 33 1/3% of the value of its total
                                                                                                assets or draw on a line of credit

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND
DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

               THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC

WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


         The Investment Company Act File No. for the Fund is 811-07795.
            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2002

                                                                     PR-DEVS-502

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     MAY 1, 2002

                            J.P. MORGAN SERIES TRUST

                     JPMORGAN DISCIPLINED EQUITY VALUE FUND
                          JPMORGAN SMARTINDEX-TM- FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated May 1, 2002, offering shares of JPMorgan Disciplined Equity Value Fund and the JPMorgan SmartIndex-TM- Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Additionally, this Statement of Additional Information incorporates by reference the financial statements and the Independent Accountants' Reports included in the Funds' Shareholder Report, relating to the Funds listed above, dated December 31, 2001. Copies of each Prospectus and the financial statements, including the Independent Accountants' Reports, thereon may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds or the financial statements, simply call or write the JPMorgan Funds Service Center at:

Select Class, Class A, Class B and Class C Shares:  Institutional Class Shares:

JPMorgan Funds Service Center                       JPMorgan Institutional Funds
P.O. Box 219392                                     Service Center
Kansas City, MO 64121-9392                          500 Stanton Christiana Road
                                                    Newark, DE 19713

1-800-348-4782                                      1-800-766-7722

                                                                  SAI-DEVSMI-402

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

General.....................................................     3
Investment Objectives and Policies..........................     3
Investment Restrictions.....................................    14
Trustees....................................................    16
Officers....................................................    19
Codes of Ethics.............................................    21
Investment Adviser..........................................    21
Distributor.................................................    23
Administrator...............................................    23
Distribution Plan...........................................    25
Custodian...................................................    26
Transfer Agent..............................................    26
Shareholder Servicing.......................................    26
Financial Professionals.....................................    27
Independent Accountants.....................................    27
Expenses....................................................    27
Purchases, Redemptions and Exchanges........................    28
Dividends and Distributions.................................    33
Net Asset Value.............................................    33
Performance Data............................................    34
Portfolio Transactions......................................    36
Massachusetts Trust.........................................    38
Description of Shares.......................................    38
Distributions and Tax Matters...............................    39
Additional Information......................................    44
Financial Statements........................................    44
Appendix A--Description of Securities Ratings...............   A-1

                                    GENERAL

    J.P. Morgan Series Trust is an open-end management investment company organized as a Massachusetts business trust (the "Trust") on August 15, 1996. The Trust presently consists of twelve separate series. This Statement of Additional Information ("SAI") relates only to the JPMorgan Disciplined Equity Value Fund and JPMorgan SmartIndex-TM- Fund (each a "Fund" and collectively the "Funds"). The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A,
Class B and Class C Shares. Currently the Funds are offering Institutional Class Shares.

    This SAI describes the financial history, investment objectives and policies, management and operation of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the Funds' current Prospectuses for the relevant class of shares. Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are each advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information in the Prospectuses regarding the investment objectives and policies of each Fund.

                     JPMORGAN DISCIPLINED EQUITY VALUE FUND

    The JPMorgan Disciplined Equity Value Fund (the "Disciplined Equity Value Fund") is designed for investors seeking enhanced total return relative to that of investments in large and mid-sized companies, typically represented by the Russell 1000-Registered Trademark- Value Index. The Disciplined Equity Value Fund's investment objective is to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000-Registered Trademark- Value Index. This investment objective can be changed without shareholder approval. The Disciplined Equity Value Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities considered by the Adviser to be undervalued. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities and equity participations (collectively, "Equity Securities").

    The Disciplined Equity Value Fund invests primarily in Equity Securities. The Equity Securities in which the Disciplined Equity Value Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

                          JPMORGAN SMARTINDEX-TM- FUND

    The investment objective of the JPMorgan SmartIndex-TM- Fund (the "SmartIndex-TM- Fund") is to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the Standard & Poor's 500 Index ("S&P 500 Index"). Although the Fund seeks to invest in a portfolio of stocks with risk characteristics similar to the S&P 500 Index, the Fund may invest a portion of its assets in equity securities which are not part of the index.

    The various types of securities in which the Funds may invest are described below.

                               EQUITY INVESTMENTS

    The Funds invest primarily in equity securities consisting of U.S. and, to a lesser extent, foreign common stocks and other securities with equity characteristics, which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Equity Securities in which the Funds invest may include exchange-traded, "OTC" and unlisted common and preferred stocks. A discussion of the various types of equity investments that may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    For purposes of the Funds' investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives its revenues from goods produced or sold, investments made or services performed in such country or has at least 50% of its assets situated in such country. Each Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of each Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect each Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Also, to obtain and enforce a judgment against a foreign issuer may be more difficult. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Funds until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitment. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from such Fund in an amount sufficient to offset any doubling up of advisory, administration and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement may be deemed to be a borrowing of money by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses of a Fund to be magnified. Each Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, each Fund will enter into a reverse repurchase agreement only when the expected return to be earned from the investment of the proceeds is greater than the interest expense of the transaction. Each Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets less liabilities (other than reverse repurchase agreements and other borrowings). See "Investment Restrictions."

    LOANS OF PORTFOLIO SECURITIES. Each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. A Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and a Fund will not make any loans in excess of one year. The Funds will not lend its securities to any officer, Trustee, Director, employee or other affiliate of either Fund, the Adviser or the Funds' distributor, unless otherwise permitted by applicable law.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, each Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

    As to illiquid investments, these restricted holdings are subject to the risk that a Fund will not be able to sell them at a price a Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time a Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although each Fund intends, under normal circumstances and to the extent practicable to be fully invested in equity securities, each Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by each Fund appears below. See "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

    BANK OBLIGATIONS. Unless otherwise noted below, each Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). Each Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. A Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

    COMMERCIAL PAPER. Each Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMorgan Chase Bank, an affiliate of the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by JPMorgan Chase Bank or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. JPMorgan Chase Bank has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by JPMorgan Chase Bank. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Adviser to have a credit quality which satisfies a Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand. A Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank to whom JPMorgan Chase Bank, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. A Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by it in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Funds' custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund: (1) each Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, or (2) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of each Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    Each Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters."

    Each Fund may invest in convertible debt securities for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    Each Fund may use futures contracts and options for hedging and risk management purposes, although it currently intends only to use futures contracts and only for the purpose of "equitizing" cash as described below. Each Fund may not use futures contracts and options for speculation.

    Each Fund intends to use futures contracts to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    Each Fund may use options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with a Fund's objectives and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. Each Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    Each Fund may purchase put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options, which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange-traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDICES. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because such Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position into which it has previously entered. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. Exchange traded options are obligations of the Options Clearing Corporation. In the case of OTC options, a Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that such Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, a Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed-income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, and on indices of fixed-income securities and indices of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the SEC thereunder.

    COMBINED POSITIONS. Each Fund is permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

    Options and futures contracts prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired. See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. A Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds and if, the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date or to gain exposure to certain matters in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own the securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or commodity or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., three month London Interbank Offered Rate ("LIBOR")) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor, or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments typically are not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivative transactions only when it believes that the risks are not unreasonable.

    A Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    No Fund will enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                               PORTFOLIO TURNOVER

    The table below sets forth the Funds' portfolio turnover rates for the fiscal periods indicated:

                                                                  FISCAL
                                                                  PERIOD
                                                                09/28/01*
                                                                 THROUGH
                                                                 12/31/01
                                                                ----------
Disciplined Equity Value                                            22%

                                                                                                FISCAL
                                                                                                PERIOD
                                                                                               06/01/01
                                                     FISCAL YEAR ENDED    FISCAL YEAR ENDED     THROUGH
                                                         05/31/00             05/31/01         12/31/01^
                                                     -----------------    -----------------    ---------
SmartIndex-TM- Fund                                          45%                  67%              21%

                    *   Commencement of operations.
                    ^   The Fund changed its fiscal year-end from May 31 to December
                        31.

    A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distribution and Tax Matters" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Trust with respect to each Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

    Each Fund:

        (1) May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of each of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that each of the Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
        (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
        (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

    If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

    For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Funds, together with information regarding their positions with the Funds, principal occupations and other board memberships and affiliations, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
         NAME (AGE);                                                 FUND COMPLEX(1)
        POSITIONS WITH                PRINCIPAL OCCUPATIONS            OVERSEEN BY          OTHER DIRECTORSHIPS HELD
      THE FUNDS (SINCE)                DURING PAST 5 YEARS               TRUSTEE              OUTSIDE FUND COMPLEX
------------------------------    ------------------------------    -----------------    ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (60);        Retired; Vice-President &                77            None
Trustee (2001)                    Treasurer of Ingersoll-Rand
                                  Company

Roland E. Eppley, Jr. (69);       Retired                                  77            Trustee of Janel
Trustee (2001)                                                                           Hydraulics, Inc.
                                                                                         (1993-Present)

Ann Maynard Gray (56); Trustee    Retired; Vice-President of               77            Director of Duke Energy
(2001)                            Capital Cities/ABC, Inc.                               Corporation (1997-Present);
                                  (1986-1998); President of                              Director of Elan Corporation,
                                  Diversified Publishing Group                           plc (2001-Present); Director
                                  (1991-1997)                                            of The Phoenix Companies
                                                                                         (2002)

Matthew Healey (63); Trustee      Retired; Chief Executive                 77            None
and President of the Board of     Officer of certain trusts in
Trustees (1996)                   J.P. Morgan funds (1982-2001)

Fergus Reid, III (69);            Chairman & Chief Executive               77            Trustee of Morgan Stanley
Chairman of the Board of          Officer of Lumelite                                    Funds (1995-Present)
Trustees (2001)                   Corporation

James J. Schonbachler (59);       Retired; Managing Director of            77            Director of Jonathans Landing
Trustee (2001)                    Bankers Trust Company                                  Golf Club, Inc. (2001-Present)
                                  (financial services)
                                  (1968-1998); Group Head and
                                  Director of Bankers Trust,
                                  A.G., Zurich and BT Brokerage
                                  Corp. (financial services)

INTERESTED TRUSTEES

Leonard M. Spalding (66),         Retired; Chief Executive                 77            Director of Greenview Trust
Trustee (2001)*                   Officer of Chase Mutual Funds                          Co.
                                  (1989-1998); President & Chief
                                  Executive Officer of Vista
                                  Capital Management (investment
                                  management); Chief Investment
                                  Executive of Chase Manhattan
                                  Private Bank (investment
                                  management)

H. Richard Vartabedian (66);      Chairman of HSBC Asset                   77            None
Trustee (2001)**                  Management Americas Inc. and
                                  Executive Vice President of
                                  HSBC Bank USA (financial
                                  services); Investment
                                  Management Consultant,
                                  Republic National Bank
                                  (1994-1999)

                  (1)   A "Fund Complex" means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The "JPMorgan Fund Complex"
                        for which the Trustees serve includes 10 investment
                        companies.

                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase stock.
                   **   Mr. Vartabedian is deemed to be an "interested person" due to his affiliation with HSBC Asset Management Americas Inc., affiliates of which engage in portfolio and principal
                        transactions with various JPMorgan Funds and certain other accounts managed by the adviser and its affiliates.

    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2001. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the year ended December 31, 2001. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2001. The members of the Governance Committee as of April 17, 2002, are Messrs. Reid (Chairman), Schonbachler and Eppley. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the year ended December 31, 2001.

    The following table shows as of December 31, 2001 the dollar range of each Trustee's beneficial ownership of each Fund and each Trustee's aggregate ownership in any Funds that the Trustee oversees in the Family of Investment Companies:(1)

                                                                                        AGGREGATE OWNERSHIP OF ALL
                                                                                          REGISTERED INVESTMENT
                                   OWNERSHIP OF                  OWNERSHIP OF             COMPANIES OVERSEEN BY
                                DISCIPLINED EQUITY             SMART INDEX-TM-             TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                     VALUE FUND                       FUND                INVESTMENT COMPANIES(1)
---------------            ----------------------------  ----------------------------  ----------------------------
INDEPENDENT TRUSTEES
--------------------
William J. Armstrong                   None                          None                     Over $100,000
Roland E. Eppley, Jr.                  None                          None                     Over $100,000
Ann Maynard Gray                       None                          None                    $10,000-$50,000
Matthew Healey                         None                          None                     Over $100,000
Fergus Reid, III                       None                          None                     Over $100,000
James J. Schonbachler                  None                          None                    $50,000-$100,000
INTERESTED TRUSTEES
-------------------
Leonard M. Spalding                    None                          None                     Over $100,000
H. Richard Vartabedian                 None                          None                     Over $100,000

------------------------------

                  (1)   A Family of Investment Companies means any two or more
                        registered investment companies that share the same
                        investment adviser or principal underwriter and hold
                        themselves out to investors as related companies for
                        purposes of investment and investor services. The Family of
                        Investment Companies for which the Trustees serve includes
                        10 investment companies.

    As of December 31, 2001, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2001 are set forth below:

                                             AGGREGATE
                                              TRUSTEE               AGGREGATE            PENSION OR
                                            COMPENSATION             TRUSTEE             RETIREMENT            TOTAL
                                            PAID BY THE           COMPENSATION        BENEFITS ACCRUED      COMPENSATION
                                            DISCIPLINED            PAID BY THE             BY THE            PAID FROM
NAME OF TRUSTEES                         EQUITY VALUE FUND     SMARTINDEX-TM- FUND      FUND COMPLEX*       FUND COMPLEX
----------------                         ------------------    -------------------    -----------------    --------------
INDEPENDENT TRUSTEES
--------------------
William J. Armstrong, Trustee                    $4                   $192                 $30,616            $106,500
Roland R. Eppley, Jr., Trustee                   $4                   $192                 $44,137            $107,500
Ann Maynard Gray, Trustee                        $4                   $492                     N/A            $100,000
Matthew Healey, Trustee and President
  of the Board of Trustees (1)                   $6                   $556                     N/A            $116,665
Fergus Reid, III, Trustee and
  Chairman of the Board of Turstees              $9                   $401                 $85,527            $240,415
James J. Schonbachler, Trustee                   $4                   $492                     N/A            $100,000
INTERESTED TRUSTEES
-------------------
Leonard M. Spalding, Jr., Trustee                $2                   $ 37                 $27,891            $102,000
H. Richard Vartabedian, Trustee                  $6                   $256                 $66,879            $153,865

                    *   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan for Eligible Trustees.
                  (1)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums
                        for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date was the date on which the eligible Trustee attained age 65 and completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee was entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit would exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit was payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining

$5.65 million was reimbursed by JPMorgan Chase Bank or its predecessor.
Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser or the Funds' administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.
Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolios had entered into services agreements with Pierpont Group, Inc. ("PGI"), which was terminated on July 31, 2001, as part of the overall integration and reorganization of the Funds and the Portfolios within the Fund Complex. PGI was organized in July 1989 to provide services for the JPMorgan Family of Funds, and the Trustees were the equal and sole shareholders of PGI. The Funds and the Portfolios have paid PGI fees in an amount representing its reasonable costs in performing these services. The Board of Trustees of the Funds now looks to counsel, independent accountants, JPMorgan Chase Bank and other service providers, as necessary, to perform the services previously performed by PGI. The table below sets forth the fees paid by the Funds and the Portfolios to PGI for the periods indicated:

    The table below sets forth the fees paid to PGI for the fiscal periods indicated (in thousands):

                                       FISCAL PERIOD                                              FISCAL PERIOD
                                         12/31/98*                                                 06/01/2001
                                          THROUGH       FISCAL YEAR ENDED    FISCAL YEAR ENDED       THROUGH
                                          5/31/99           05/31/00             05/31/01           7/31/01^
                                       -------------    -----------------    -----------------    -------------
SmartIndex-TM- Fund                     $       --(a)          $3                   $6                 $2

                    *   Commencement of operations.
                    ^   Date the agreement with PGI was terminated.
                  (a)   Amount rounds to less than one thousand.

                                    OFFICERS

    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The Funds have no employees.

    The officers of the Funds, together with information regarding their positions held with the Funds, principal occupations and other memberships and affiliations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

        NAME (AGE),
    POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS
     THE FUNDS (SINCE)                              DURING PAST 5 YEARS
----------------------------    ------------------------------------------------------------
George Gatch (39),              Managing Director, J.P. Morgan Investment Management Inc.
President (2001)                and J.P. Morgan Fleming Asset Management (USA) Inc.; Head of
                                J.P. Morgan Fleming's U.S. Mutual Funds and Financial
                                Intermediaries Business; he has held numerous positions
                                throughout the firm in business management, marketing and
                                sales.

        NAME (AGE),
    POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS
     THE FUNDS (SINCE)                              DURING PAST 5 YEARS
----------------------------    ------------------------------------------------------------
David Wezdenko (38),            Managing Director, J.P. Morgan Investment Management Inc.
Treasurer (2001)                and J.P. Morgan Fleming Asset Management (USA) Inc.; Chief
                                Operating Officer for J.P. Morgan Fleming's U.S. Mutual
                                Funds and Financial Intermediaries Business; since joining
                                J.P. Morgan Chase in 1996, he has held numerous financial
                                and operation related positions supporting the J.P. Morgan pooling funds business.

Sharon Weinberg (42),           Managing Director, J.P. Morgan Investment Management Inc.
Secretary (2001)                and J.P. Morgan Fleming Asset Management (USA) Inc.; Head of
                                Business and Product Strategy for J.P. Morgan Fleming's U.S.
                                Mutual Funds and Financial Intermediaries Business; since
                                joining J.P. Morgan Chase in 1996, she has held numerous
                                positions throughout the asset management business in mutual funds marketing, legal and product development.

Michael Moran (32),             Vice President, J.P. Morgan Investment Management Inc. and
Vice President (2001)           J.P. Morgan Fleming Asset Management (USA) Inc.; Chief
                                Financial Officer of J.P. Morgan Fleming's U.S. Mutual Funds
                                and Financial Intermediaries Business.

Stephen Ungerman (48),          Vice President, J.P. Morgan Investment Management Inc. and
Vice President and Assistant    J.P. Morgan Fleming Asset Management (USA) Inc.; Head of the
Treasurer (2001)                Fund Service Group within Fund Administration; prior to
                                joining J.P. Morgan Chase in 2000, he held a number of
                                senior management positions in Prudential Insurance Co. of
                                America's asset management business, including Assistant
                                General Counsel, Tax Director and Co-head of Fund
                                Administration Department; Mr. Ungerman was also the
                                Assistant Treasurer of all mutual funds managed by
                                Prudential.

Judy R. Bartlett (36),          Vice President and Assistant General Counsel, J.P. Morgan
Vice President and Assistant    Investment Management Inc. and J.P. Morgan Fleming Asset
Secretary (2001)                Management (USA) Inc., since September 2000; from August
                                1998 through August 2000, she was an attorney at New York
                                Life Insurance Company where she served as Assistant
                                Secretary for the Mainstay Funds; from October 1995 through
                                July 1998, Ms. Bartlett was an associate at the law firm of
                                Willkie Farr & Gallagher.

Joseph J. Bertini (36),         Vice President and Assistant General Counsel, J.P. Morgan
Vice President and Assistant    Investment Management Inc. and J.P. Morgan Fleming Asset
Secretary (2001)                Management (USA) Inc.; prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset
                                Management Inc.

Paul M. DeRusso (47),           Vice President, J.P. Morgan Investment Management Inc. and
Assistant Treasurer (2001)      J.P. Morgan Fleming Asset Management (USA) Inc.; Manager of
                                the Budgeting and Expense Group of Funds Administration
                                Group.

Lai Ming Fung (27),             Associate, J.P. Morgan Investment Management Inc. and J.P.
Assistant Treasurer (2001)      Morgan Fleming Asset Management (USA) Inc.; Budgeting
                                Analyst for the Budgeting and Expense Group of Funds
                                Administration Group.

Mary Squires (47),              Vice President, J.P. Morgan Investment Management Inc. and
Assistant Treasurer (2001)      J.P. Morgan Fleming Asset Management (USA) Inc.;
                                Ms. Squires has held numerous financial and operations
                                positions supporting the J.P. Morgan Chase organization
                                complex.

Nimish S. Bhatt (38),           Senior Vice President of Fund Administration and Financial
Assistant Treasurer (2001)*     Services of BISYS Investment Services, Inc. since November
                                2000; various positions held within BISYS since 1996,
                                including Vice President and Director of International
                                Operation, Vice President of Financial Administration and
                                Vice President of Tax.

Arthur A. Jensen (35),          Vice President of Financial Services of BISYS Investment
Assistant Treasurer (2001)*     Services, Inc., since June 2001; formerly Section Manager at
                                Northern Trust Company and Accounting Supervisor at Allstate
                                Insurance Company.

Martin R. Dean (38),            Vice President of Administration Services of BISYS
Assistant Treasurer (2001)*     Investment Services, Inc.

Alaina Metz (34),               Chief Administrative Officer of BISYS Fund Services, Inc.;
Assistant Secretary (2001)*     formerly, Supervisor of the Blue Sky Department of Alliance
                                Capital Management L.P.

Lisa Hurley (46),               Executive Vice President and General Counsel of BISYS Fund
Assistant Secretary (2001)**    Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar
                                Investments Management.

                    * The contact address for the officer is Stelzer Road, Columbus, OH 43219.
                   **   The contact address for the officer is 90 Park Avenue, New
                        York, NY 10016.

    As of March 31, 2002, the officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser make the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the 1940 Act, as amended. JPMIM manages employee benefit funds or corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors and individual clients. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessor, has been in the banking and investment advisory business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement ("Advisory Agreement"). The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee. The accounts, which are managed or advised by the Adviser, have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

    Each Fund is managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser an advisory fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below:

    Disciplined Equity Value Fund                                0.35%
    SmartIndex-TM- Fund                                          0.25%

    The table below sets forth for the Fund listed the advisory fees paid to JPMIM for the fiscal periods indicated (in thousands):

                                                                   FISCAL PERIOD
                                                                 9/28/01* THROUGH
                                                                     12/31/01
                                                              -----------------------
                                                              PAID/ACCRUED    WAIVED
                                                              ------------   --------
Disciplined Equity Value Fund                                     $23          ($20)

                                 FISCAL PERIOD                                                                 FISCAL PERIOD
                               12/31/98* THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED         06/01/01 THROUGH
                                   05/31/99                  05/31/00                  05/31/01                  12/31/01^
                            -----------------------   -----------------------   -----------------------   -----------------------
                            PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                            ------------   --------   ------------   --------   ------------   --------   ------------   --------
SmartIndex-TM- Fund             $ 5           --          $425          --         $1,166         --          $675         ($17)

                    ^ The Fund changed its fiscal year-end from May 31 to December 31.
                    *   Commencement of operations.

   See "Expenses" below for applicable expense limitations.

    The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, JPMorgan Chase Bank, an affiliate of the Adviser, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the

Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

    In reaching their decision to approve the investment advisory arrangements, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  DISTRIBUTOR

    The Distributor serves as the Trust's exclusively and holds itself available to receive purchase orders for the Funds' shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to each Fund for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement effective September 7, 2001, with the Trust (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.

    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Funds' outstanding voting securities and, in either case by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) to any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days' written notice when authorized either by a majority vote of a Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets in excess of $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    The table below sets forth the administration fees paid to JPMorgan Chase Bank for the fiscal period indicated (in thousands):

                                                                FISCAL PERIOD ENDED
                                                                     12/31/01
                                                              -----------------------
                                                              PAID/ACCRUED    WAIVED
                                                              ------------   --------
Disciplined Equity Value Fund                                     $ 10*       ($ 10)*
SmartIndex-TM- Fund                                               $233**      ($157)**

                    *   For the period September 28, 2001, (commencement of
                        operations) to December 31, 2001.
                   **   For the period June 1, 2001, to December 31, 2001. The Fund changed its fiscal year from May 31 to December 31.

    Under a prior Co-Administration Agreement with the Trust and the SmartIndex-TM- Fund dated August 1, 1996, Funds Distributors, Inc. ("FDI") served as the Trust's and the SmartIndex-TM- Fund's Co-Administrator until April 30, 2001.

    For its services under the Co-Administration Agreement, the SmartIndex-TM-Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the SmartIndex-TM- Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    For the fiscal period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the SmartIndex-TM- Fund paid co-administrative fees to FDI $61, $2,810 and $5,294.

    The Trust, on behalf of the SmartIndex-TM- Fund, had entered into an Administrative Services Agreement (the "Services Agreement") with JPMorgan Chase Bank pursuant to which JPMorgan Chase Bank was responsible for certain administrative and related services provided to the Fund.

    Under the Services Agreement, the SmartIndex-TM- Fund agreed to pay JPMorgan Chase Bank fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the SmartIndex-TM- Fund and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the SmartIndex-TM- Fund and the other investment companies for which JPMorgan Chase Bank provided similar services.

    The table below sets forth the fees paid to JPMorgan Chase Bank or its predecessor as Services Agent for the fiscal periods indicated (in thousands):

                                  FISCAL PERIOD 12/31/98*        FISCAL YEAR ENDED           FISCAL YEAR ENDED
                                      THROUGH 05/31/99                05/31/00                    05/31/01
                                  ------------------------    ------------------------    ------------------------
                                  PAID/ACCRUED     WAIVED     PAID/ACCRUED     WAIVED     PAID/ACCRUED     WAIVED
                                  ------------    --------    ------------    --------    ------------    --------
SmartIndex-TM- Fund                    $1            --           $86            --           $221            --

                    *   Commencement of operations.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth in their Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Since the Distribution Fees are not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of Distribution Fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B or Class C shares of the Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to any class of a Fund, by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and rules thereunder). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                   CUSTODIAN

    Pursuant to the Global Custody Agreement with the Trust dated September 7, 2001, JPMorgan Chase Bank (the "Custodian") is the Trust's custodian and is responsible for holding portfolio securities and cash and maintaining the books of account and records of each Fund's portfolio transactions. The Custodian's address is 3 Metrotech Center, Brooklyn, NY 11245.

                                 TRANSFER AGENT

    DST Systems, Inc. ("DST" or "Transfer Agent") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. DST's address is 210 West 10th Street, Kansas City, MO 64105.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of each Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank pursuant to which JPMorgan Chase Bank acts as shareholder servicing agent for Fund shareholders. Under this agreement, JPMorgan Chase Bank is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, the Funds have agreed to pay JPMorgan Chase Bank for these services the following fees (expressed as a percentage of the average daily net asset value of shares owned by or for shareholders for whom JPMorgan Chase Bank is acting as shareholder servicing agent) for each class of shares listed: Institutional Class Shares: 0.10%,
Select Class Shares:     % and Classes A, B and C Shares: 0.25%. JPMorgan Chase
Bank acts as shareholder servicing agent for all shareholders.

    The table below sets forth the fees paid to JPMorgan Chase Bank as Shareholder Servicing Agent for the fiscal periods indicated (in thousands):

                                                                   FISCAL PERIOD
                                                                 09/28/01* THROUGH
                                                                     12/31/01
                                                              -----------------------
                                                              PAID/ACCRUED    WAIVED
                                                              ------------   --------
Disciplined Equity Value Fund                                      $6          ($6)

                                 FISCAL PERIOD                                                                 FISCAL PERIOD
                               12/31/98* THROUGH         FISCAL YEAR ENDED         FISCAL YEAR ENDED         06/01/01 THROUGH
                                   05/31/99                  05/31/00                  05/31/01                  12/31/01^
                            -----------------------   -----------------------   -----------------------   -----------------------
                            PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
                            ------------   --------   ------------   --------   ------------   --------   ------------   --------
SmartIndex-TM- Fund              $2           --          $174          --          $466          --          $270        ($110)

                    ^ The Fund changed its fiscal year-end from May 31 to December 31.
                    *   Commencement of operations.

   The Funds may be sold to or through financial intermediaries who are customers of JPMorgan Chase Bank ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by JPMorgan Chase Bank or its affiliates for services provided to their clients that invest in a Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Funds or JPMorgan Chase Bank.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at each Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, JPMorgan Chase Bank and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator" and "Shareholder Servicing" above, each Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

    JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

    Under the expense reimbursement arrangements for the period September 28, 2001 (commencement of operations) through December 31, 2001, the Disciplined Equity Value Fund was not reimbursed by JPMorgan Chase Bank.

    The table below sets forth the amounts JPMorgan Chase Bank reimbursed for the fiscal periods indicated (in thousands):

                         FISCAL PERIOD 12/31/98*                                              FISCAL PERIOD 06/01/01
                                 THROUGH            FISCAL YEAR ENDED    FISCAL YEAR ENDED           THROUGH
                                05/31/99                05/31/00             05/31/01               12/31/01^
                         -----------------------    -----------------    -----------------    ----------------------
SmartIndex-TM- Fund               $111                    $408                 $636                    $175

                    ^ The Fund changed its fiscal year-end from May 31 to December 31.
                    *   Commencement of operations.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST, the Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the account application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time; however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of such Fund by the percentage representing that investor's share of the aggregate beneficial interests in such Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the net asset value. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                                           AMOUNT OF
                                                                 SALES CHARGE AS A        SALES CHARGE
                                                                   PERCENTAGE OF:         REALLOWED TO
                                                               ----------------------     DEALERS AS A
                                                               OFFERING    NET AMOUNT    PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)                     PRICE       INVESTED     OFFERING PRICE
-------------------------------------------                    --------    ----------    --------------
Under 100,000                                                    5.75         6.10            5.00
100,000 but under 250,000                                        3.75         3.90            3.25
250,000 but under 500,000                                        2.50         2.56            2.25
500,000 but under 1,000,000                                      2.00         2.04            1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Effective January 1, 2002, broker-dealers that received the commissions described above will be subject to a contingent deferred sales charge ("CDSC") based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months, there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months, there will be a CDSC of 0.75%.

    The Fund's Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. Defined contribution plan clients of broker-dealers that receive commissions on such sales will be subject to a CDSC of up to 1%, based on the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption, if the defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount, and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if an investor is (i) investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds,
(ii) investing through any qualified retirement plan with 50 or more participants, or (iii) a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Funds' Distributor or the JPMorgan Funds Service Center.

    The Funds may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan funds.

    Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of the redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Fund may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the expiration of the CDSC Period, as defined below.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of the redemption proceeds). At the time of the conversion, the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Funds declare and pay dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Funds unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's Fund account at JPMorgan Chase Bank or account with his financial professional or, in the case of certain JPMorgan Chase Bank investors, are mailed by check in accordance with the his instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each Fund computes its net asset value once daily Monday through Friday at the time stated in the Prospectuses. The net asset value will not be computed on the days the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the Fund's investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which a security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked prices is less than the last sales price of the foreign local shares, in which case the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the OTC market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges, which is currently 4:10 p.m., New York time. Stock index futures and related options which are traded on commodities exchanges are valued at their last sales price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's net asset value.

    Fixed-income securities with a maturity of 60 days or more are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges which is currently
4:15 p.m., New York time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of each Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    The classes of shares of the Funds may bear different shareholder servicing fees and other expenses which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

    Composite performance information shown in the Prospectuses has been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

    Average annual total returns are calculated based on the following formulas:

       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV(D)

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV(DR)

Where:  P      =    a hypothetical initial payment of $1,000.
        T      =    average annual total return (before taxes, after taxes on
                    distributions, or after taxes on distributions and sale of
                    Fund shares, as applicable).
        n      =    number of years
        ERV    =    ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional
                    portion).
        ATV(D) =    ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5-, or 10-year periods at the end of
                    the 1-, 5-, or 10-year periods (or fractional portion),
                    after taxes on fund distributions but not after taxes on
                    redemption.
        ATV(DR) =   ending value of a hypothetical $1,000 payment made at the
                    beginning of the 1-, 5-, or 10-year periods at the end of
                    the 1-, 5-, or 10-year periods (or fractional portion),
                    after taxes on fund distributions and redemption.

    From time to time, the Funds may quote performance in terms of before taxes, after taxes on distributions and after taxes on distribution and sales of fund shares of average annual total returns in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling the numbers provided on the cover page of this SAI. See also the Prospectuses.

    Historical return information for the Funds is as follows:

                     AVERAGE ANNUAL TOTAL RATE OF RETURNS*
      (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                FISCAL YEARS ENDED 12/31/01
                                                           ----------------------------------------------------------------------
                                                                                                          SINCE         DATE OF
                                                               1 YEAR        5 YEARS     10 YEARS      INCEPTION**     INCEPTION
                                                           --------------    --------    ---------    -------------    ----------

DISCIPLINED EQUITY VALUE FUND                                                                                           9/28/2001
  Institutional Shares - before taxes                                  NA       NA          NA               7.61%
  Institutional Shares - after taxes on distributions                  NA       NA          NA               7.55%
  Institutional Shares - after taxes on distributions
    and sale of Fund shares                                            NA       NA          NA               4.63%
SMARTINDEX-TM- FUND                                                                                                    12/30/1998
  Institutional Shares - before taxes                              -11.95%      NA          NA              -2.20%
  Institutional Shares - after taxes on distributions              -12.28%      NA          NA              -2.57%
  Institutional Shares - after taxes on distributions
    and sale of Fund shares                                         -7.28%      NA          NA              -1.92%

                    *   Date of inception and performance for each class reflects, if applicable, the performance of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
                   **   If Fund has less than 10 years.

    GENERAL. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Funds for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Funds. See "Investment Objectives and Policies."

    Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Adviser's clients and not solely or necessarily for the benefit of the Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Funds' brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Funds may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which the Adviser or an affiliate is a member or in a private placement in which the Adviser or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Funds that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    Portfolio securities will not be purchased from or through or sold to or through the Adviser or the Distributor or any "affiliated person" (as defined in the 1940 Act) thereof when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities from any underwriting group of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the Funds or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Funds only may sell a security to another series of the Trust or to other accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Funds, as well as other clients including other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Funds. In some instances, this procedure might adversely affect the Funds.

    Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the advisory agreement. The advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the distributor or any of its affiliates.

    The table below sets forth the approximate brokerage commissions paid for the fiscal periods indicated:

                                                                FISCAL PERIOD 9/28/01*
                                                                       THROUGH
                                                                       12/31/01
                                                                ----------------------
Disciplined Equity Value Fund                                           $9,298

                         FISCAL PERIOD 12/31/98*                                              FISCAL PERIOD 06/01/01
                                 THROUGH            FISCAL YEAR ENDED    FISCAL YEAR ENDED           THROUGH
                                05/31/99                05/31/00             05/31/01               12/31/01^
                         -----------------------    -----------------    -----------------    ----------------------
SmartIndex-TM- Fund               $889                  $153,413             $187,222                $195,366

                    ^ The Fund changed its fiscal year-end from May 31 to December 31.
                    *   Commencement of operations.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             DESCRIPTION OF SHARES

    Each Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Funds. Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

    The Disciplined Equity Value Fund offers Institutional, Class A, Class B and Class C shares. The SmartIndex-TM- Fund offers Institutional Shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the applicable Prospectuses. In addition to such differences, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, CDSC and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation depending upon the particular class of shares sold.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's shareholder servicing agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a shareholder servicing agent. No certificates are issued for Class B shares due to their conversion feature.

    As of March 31, 2002, the following persons owned of record or were known by the Trust to own beneficially 5% or more of any outstanding shares of any class of the Funds.

FUND AND CLASS OF SHARES                                   NAME AND ADDRESS OF SHAREHOLDER           PERCENTAGE HELD
------------------------                             --------------------------------------------    ----------------
Disciplined Equity Value Fund                        JPMIM AGENT FOR ST PAUL FOUNDATION                   99.87%
  Institutional Shares                               ST PAUL FOUNDATION
                                                     522 5TH AVE
                                                     NEW YORK NY 10036-7601

                  (1)   On September 7, 2001, all Institutional Class shares of the
                        JPMorgan Institutional Smart Index Fund were renamed
                        Institutional Class shares of the SmartIndex-TM- Fund.

                         DISTRIBUTIONS AND TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in each Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Investment Objectives and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out), and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, and will make the appropriate tax elections and the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year-ending
November 30 or

December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year-ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than five years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Each Fund may invest in Equity Securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs")), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporations, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF") in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEFs's ordinary earnings and net capital gain, whether or not distributed to the Funds.

    Alternatively, a Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to Shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included on the Fund for prior taxable years.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    For federal income tax purposes the SmartIndex-TM- Fund has capital loss carryforwards in the amount of $59,596,980, of which $102,307 expires in the year 2007, $17,112,878 expires in the year 2008 and $42,381,795 expires in the year 2009. These capital loss carryforwards are available to offset future capital gains.

    Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by a such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Distributor or DST may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or FDI. The Prospectus and this SAI do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the each Funds' December 31, 2001 annual report filing made with the SEC on March 7, 2002 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-02-009002). The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

    A--A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB-B--Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S
                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                      A-2